

palisadebio.com

NASDAQ CM: PALI

PALISADE BIO

Transforming the Treatment of GI Diseases

Corporate Presentation
November 2023

Forward Looking Statements

Statements in this presentation that are not statements of historical fact are forward-looking statements. Such forward-looking statements include, without limitation, statements regarding our research and pre-clinical and clinical development plans, expected near and long-term milestones, hypothesis related to PALI-2108, the potential of PALI-2108 to treat inflammatory bowel disease ("IBD"), our ability to commence human clinical trials of PALI-2018, the potential for PALI-2108 to transform the current standard of care, strategy, potential of PALI-2018 to be covered by a patient's pharmacy benefit, ability to leverage certain regulatory pathways, timing of studies, competitors, regulatory matters, market size and opportunity and our ability to complete certain milestones, including completion of subject enrollment. Words such as "believe," "anticipate," "could," "estimate," "aim," "target," "plan," "expect," "intend," "will," "may," "goal," "potential" and similar expressions are intended to identify forward-looking statements, though not all forward-looking statements necessarily contain these identifying words. These forward-looking statements are based on the beliefs of management of Palisade Bio, Inc. (the "Company") as well as assumptions that may never materialize or prove to be incorrect. Such statements reflect the current views of the Company with respect to future events and are subject to known and unknown risks, including business, regulatory, economic and competitive risks, uncertainties, contingencies and assumptions about the Company, including, without limitation, risks inherent in developing pharmaceutical products, future results from the Company's ongoing pre-clinical studies and anticipated clinical trials, the Company's ability to obtain adequate financing to fund its operations and planned studies and other expenses, trends in the industry, changes in the competitive landscape, delays or disruptions due to the pandemics, the legal and regulatory framework for the industry and future expenditures. In light of these risks and uncertainties, the events or circumstances referred to in this presentation may not occur. The actual results may vary from the anticipated results and the variations may be material. Other factors that may cause the Company's actual results to differ from current expectations are discussed in the Company's filings with the Securities and Exchange Commission, including the section titled "Risk Factors" contained therein. These forward-looking statements should not be taken as forecasts or promises, nor should they be taken as implying any indication, assurance or guarantee that the assumptions on which such forward-looking statements have been made are correct or exhaustive or, in the case of the assumptions, fully stated in this presentation. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date this presentation is given. Except as required by law, the Company assumes no obligation to update any forward-looking statements contained herein to reflect any change in expectations, even as new information becomes available.

This presentation discusses product candidates that are at a pre-clinical stage of development, and which have not been approved for marketing by the U.S. Food and Drug Administration. No representation is made as to the safety or effectiveness of these product candidates. Caution should be exercised when interpreting results from the Company's pre-clinical and anticipated clinical trials. This presentation includes statistical and other industry and market data obtained from industry publications, third-party research, surveys and studies. The information has been obtained from sources believed to be reliable, although there is no guarantee regarding the accuracy or completeness of such information.

The trademarks included herein are the property of the owners thereof and are used for reference purposes only.

Investment Highlights

Developing novel therapeutics for serious chronic gastrointestinal diseases, with a targeted approach that transforms the treatment landscape

KEY HIGHLIGHTS

Recent transaction jumpstarts into high-value IBD market

Clinically validated PDE4 target utilized by multiple Big Pharma players

Rapidly advancing towards Phase 1 initiation in 2024 for treatment of Ulcerative Colitis

Sufficient capital to execute on strategy and achieve significant milestones into 2025

Our Oral IBD Development Pipeline

Oral Prodrug Therapies that Act Locally at Site of Disease

Program	Discovery	IND/CTA-Enabling	Phase 1	Phase 2	Phase 3	Highlights
PALI-2108	Ulcerative Colitis					Ongoing IND/CTA-enabling tox studies Rapidly advancing towards IND/CTA filing in 2024
PALI-1908	Fibro Stenotic Crohn's Disease					Lead optimization complete Significant overlap with PALI-2108 IND/CTA filing in 2024

Platform Technology Provides Opportunity to Grow Pipeline Organically and Target Additional High-Value Gastrointestinal Diseases

Strategic Shift in Prioritization to Newly Licensed Assets for Treatment of Inflammatory Bowel Diseases

giiant pharma

We entered into an exclusive worldwide licensing agreement to develop and commercialize proprietary oral prodrug therapies that act locally targeting multi-billion-dollar IBD market

Company Secured Favorable Terms:

- 100% Exclusive Worldwide Rights
- Milestones Starting at Phase 1
- Locally Acting PDE4 Inhibitor Developed by Merck Scientists
- Prodrug Formulations to Locally Deliver the Active Ingredient

Inflammatory Bowel Diseases (IBD)

Chronic Condition Characterized by Persistent Inflammation in the Digestive Tract Diagnosed in Early Adulthood with Alternating Periods of Activity and Remission



COLITIS

CROHN'S

Symptoms

- Diarrhea
- Abdominal pain
- Fatigue
- Cramping
- Blood in your stool
- Reduced appetite

Fibrosis and Stenosis Are Key Drivers of Disease Complications

- Colon cancer
- Colon removal
- Death

Potential for multi-omics methodology to select for responders

Source: Mayo Foundation for Medical Education and Research. (2022, September 3). *Inflammatory bowel disease (IBD)*. Mayo Clinic. https://www.mayoclinic.org/diseases-conditions/inflammatory-bowel-disease/symptoms-causes/syc-20353315

IBD is a Large and Growing Market

Expected to Grow to **$20B** by 2031[1]

Novel Therapeutics Demonstrating Safety and Efficacy are Likely to Gain Market Share

Palisade Bio Has the Only PDE4 Under Development for UC and CD

CURRENT IBD MARKET[2,3]

Ulcerative Colitis	Crohn's Disease
1.95 Million Cases	1.63 Million Cases
$7.7 Billion Market	$8 Billion Market

1. Global Data
2. Centers for Disease Control and Prevention; Inflammatory Bowel Disease
3. United European Gastroenterology

The IBD Patient Journey

Patients and clinicians search out the most effective therapies with novel mechanism that are not systemically distributed to reduce side effects

***~10-35%** of Patients Switch Due to Lack of Efficacy Typically Three to Six Months Following Treatment Indication*

*Only **50%** of Patients Achieve Remission Within a Year; Often Requiring Several Different Treatments*

ULCERATIVE COLITIS

~40-50%	Of patients have moderate-to-severely active disease
70%	Of patients with active disease will have active disease the next year
30%	Of patients in remission will have active disease the next year
40%	Of patients with long-lasting UC and extensive disease require colectomies

CROHN'S DISEASE

52%	Have uncontrolled active disease
70%	Of mod-severe patients cannot sustain remission on the same drug "patient churn"
15%	Require colectomies
~20-30%	Require surgery within 10 years of diagnosis

Source: Crohn's & Colitis Foundation of America, The Facts About Inflammatory Bowel Diseases

Current Standard-of-Care Therapies Have Limited Effectiveness

No Standard Regimen for Managing All IBD Patients
The Approach to Treatment Needs to Be Tailored for the Individual

CURRENT TREATMENT APPROACH

5-ASA is generally first line for ulcerative colitis but not as effective in Crohn's Disease

Corticosteroids: not for long-term use due to significant side effects

Immune-modulating therapies are considered second line for moderate-to-severely active disease

FACTORS THAT DETERMINE TREATMENT APPROACH

Disease severity

Anatomic location of disease

Previous response to medication

Side effects of medication

Comorbidities

Average **Clinical Remission Rate Only 16%** of Treated Patients After Induction Therapy

PALI-2108

Targeting Ulcerative Colitis

Ulcerative Colitis Competitive Landscape

Most Effective Therapies Have Black Box Warning, New Therapies Are Not as Effective

Drug	Company	Placebo-Adjusted Clinical Remission	Indication	FDA Approval	Route of Administration	Safety Considerations
Remicade INFLIXIMAB	Janssen	24% (ACT1)	Moderate-to-severely active UC with inadequate response or intolerance to standard therapies	2005	Injectable	*BLACK BOX WARNING*
RINVOQ upadacitinib	abbvie	21% (U-ACHIEVE)	Moderate-to-severely active UC with inadequate response to (TNF) blockers	2022	Injectable	*BLACK BOX WARNING*
Entyvio vedolizumab	Takeda	16.9% (GEMINI I)	Moderate-to-severely active UC with inadequate response to (TNF) blockers	2014	Injectable	*BLACK BOX WARNING*
Skyrizi risankizumab-rzaa	abbvie	14.1% (INSPIRE)	Moderate-to-severely active UC with inadequate response to conventional or biologic	2023	Injectable	URTI, headache, fatigue
ZEPOSIA (ozanimod)	Bristol Myers Squibb	10.3% (TOUCHSTONE)	Moderate-to-severely active UC	2021	Oral	URTI, UTI, back pain, liver enzymes
XELJANZ (tofacitinib)	Pfizer	9.9% (OCTAVE 1)	Moderate-to-severely active UC with inadequate response to (TNF) blockers	2018	Oral	*BLACK BOX WARNING*
HUMIRA adalimumab	abbvie	9.3% (ULTRA I)	Moderate-to-severely active UC with inadequate response or intolerance to standard therapies	2012	Injectable	*BLACK BOX WARNING*

PALI-2108:

Our Differentiated Approach to Ulcerative Colitis

Novel PDE4 Inhibitor Pre-IND/CTA Candidate
Oral Prodrug Therapies That Act Locally at Site of Disease



KEY DIFFERENTIATION

- ✓ Oral Dosing
- ✓ Locally Active
- ✓ Limited Systemic Activity (improved safety)
- ✓ Superior Cytokine Blocking Profile
- ✓ Potential of Breakthrough Clinical Efficacy
- ✓ Potential for Precision Medicine Approach

PALI-2108: Mechanism of Action



ORAL DELIVERY
BIOACTIVATION
PALI-2108
PDE4 INHIBITOR PRODRUG
PALI-0008
PDE4 INHIBITOR
PDE4B
cAMP
↑PKA
↓ AMP
↓ NFkB
↑ CREB
↑ ATF-1
SUPERIOR TNF-α BLOCKING PROFILE
LOCAL ACTIVATION
↓ IL-13 IL-2 IFN-γ IL-17 TNF-α TGF-β
↑ IL-10
↓ TNF-α TGF-β IL-12 IFN-γ chemokines
LIMITED SYSTEMIC BIOAVAILABILITY
Bacterial enzyme
Dendritic cell
T cell
Monocyte
Neutrophil

PALI-2108 Data Highlights

✓**Exclusively** selective for PDE4 limiting the potential for off-target effects

✓**Isoenzyme inhibition profile** comparable to marketed anti-inflammatory and anti-fibrotic PDE4 inhibitor

✓**20 times more potent** as a TNFα inhibitor than apremilast in human whole blood

✓**Demonstrated PDE4 target engagement** comparable to apremilast *in vivo*

✓Shown to be **locally bioactivated** in the colon in **human studies**

✓**Preclinical** data demonstrating prodrug significantly **limit systemic drug exposure** and CNS toxicity

✓Shown to be **effective** and demonstrated a **dose response** across multiple preclinical studies

DSS Mouse Proof of Efficacy Study



DAI (% AUC)
30
20
10
0
#
*
NSS
Vehicle (No DSS)
Vehicle (DSS)
PALI-2108 21mg/kg BID
PALI-2108 4mg/kg BID
PALI-2108 0.75mg/kg BID
PALI-2108 0.15 mg/kg BID
PALI-2108 0.03 mg/kg BID
PALI-2108 1.5 mg/kg QD
Apremilast 10mg/kg QD
Tacrolimus 1mg/kg QD

* Statistically Significant Compared to DSS Vehicle

PDE4 is an Established Dual Acting (Pleiotropic) Anti-Inflammatory and Anti-Fibrotic Target

AstraZeneca



COPD (Roflumilast; AstraZeneca): Anti-fibrotic indications such as chronic obstructive pulmonary disease

AMGEN



Psoriasis and Psoriatic Arthritis (Apremilast; Amgen): Anti-inflammatory indications validated by approved drug Otezla

Boehringer Ingelheim



Idiopathic Pulmonary Fibrosis (BI 1015550; Boehringer Ingelheim): Under evaluation in global Phase 3 study (FIBRONEER) for idiopathic pulmonary fibrosis

Demonstrated High Potential for Locally Acting PDE4

Two Placebo-Controlled Randomized Trials Have Been Conducted

Mild-to-Moderate Active UC[1]


Mean change in DAI (LOCF)
Week 4
Week 8
N=51
N=47
N=44
N=55
N=58
N=50
0
-0,5
-1
-1,5
-2
-2,5
-3
-3,5
-1.5
-2.1
-2.2
-1.7
-2.8
-2.8
P = .041
P = .056
Placebo
25 mg group
50 mg group

- Significant improvement in disease activity index (DAI) at Week 8
- Significant improvement in clinical remission rate
- Adverse Events (AEs) were most frequently nausea, headache, and vomiting

Moderate-to-Severely Active UC[2]


Proportion of Subjects Achieving Clinical Remission by TMS
Δ 7.7%; 95% CI, −6.9 to 22.0; P = .27
Δ 19.2%; 95% CI, 3.4 to 33.6; P = .01
60
50
40
30
20
10
0
12.1%
31.6%
21.8%
n/N=
7/58
18/57
12/55
Placebo
Apremilast 30 mg Twice Daily
Apremilast 40 mg Twice Daily

- Significant improvement in clinical remission rate of 19.2%
- Adverse Events (AEs) were most frequently headache and nausea

1. Schreiber et al.
2. Danese et al.

PALI-2108 Development Plan Through Phase 1a/b



Q2 2023
Q3 2023
Q4 2023
Q1 2024
Q2 2024
Q3 2024
Q4 2024
H1 2025
H2 2025
GMP Manufacturing
IND/CTA-enabling Studies
Regulatory Interactions
IND/CTA Submission
Phase 1a/b Clinical Study
Initiation of Ph1 a/b
First Patient In
Topline Data

Precision Medicine Approach

Precision Medicine Approach for Selecting Patients Most Likely to Respond to PDE4 Therapy in UC

PROTEOMICS

Changes at the protein level for immune biomarkers, PDE4 expression and PDE4 associated proteins

TRANSCRIPTOMICS

RNA sequencing of colon tissue to identify expression changes

GENOMICS

Identify mutations or SNPs in genes that contribute to cAMP levels in colon tissue (PDE4, IL-22, AhR, Nrf2, HO-1). Utilize existing UC databases to develop a risk score to predict patient response to PDE4

- ✓ Elevated express of PDE4 in chronic UC patients correlates with disease activity by Mayo score[1]
- ✓ Elevated expression of inflammatory cytokines has been shown in chronic UC patients[1]
- ✓ PDE4 expression and cytokine levels are normalized following PDE4 inhibition in mice[1]
- ✓ UC patients with elevated PDE4B expression in colon tissue respond better to therapies that target these pathways[2]

1. Li et al. 2021
2. Arijs et al. 2009

PALI-1908

Targeting Fibro Stenotic Crohn's Disease

PALI-1908 Targeting Fibro Stenotic Crohn's Disease

Leverages Same PDE4 Active as PALI-2108 but Modified Prodrug Designed to Target the Upper GI and Specifically Terminal Ileum

Significant unmet need with no FDA approved therapies for Fibro Stenotic Crohn's Disease

More than 30% of CD patients have ileal stenosis at diagnosis

~$2.4 billion market in stenotic Crohn's disease

- ✓ Highly differentiated by it's dual (pleiotropic) activity as an anti-inflammatory and anti-fibrotic
- ✓ Highly competitive in the early development landscape for fibro stenotic CD

DEVELOPMENT PLAN PROVIDES SYNERGIES WITH PALI-2108

Similar IND-enabling regulatory pathway

Similar CMC starting materials and processes

Significant IP Portfolio Through 2042

Composition of Matter Patent Family

PCT/CA2021/050725

National Phase Entry of PCT

December 2022

National Phase Entry

US, Canada, China, Japan, Mexico, Australia, EU (France, Germany, Italy, Spain, UK, etc.), South Korea

Composition of Matter Coverage Until 2042+

FDA Regulatory Exclusivity Coverage for 8 Years

Potential to File Additional Patents

- Formulation patients
- Methods of use
- Platform

Program Team



JD Finley, MT
CEO



Mitch Jones, MD, PhD
CMO



Joie Bernard, PhD
Translational Medicine, Med Affairs

Adarsh Patel, MSc, BSc
Technical Affairs



Christophe Mellon, PhD
CMC & Medicinal Chemistry



Jon Daniels, PhD
Safety & Tox & Reg (Consultant)

JF Levesque MSc
DMPK (Consultant)



Patrick Colin, B. Pharm, PhD
Clinical Dev/Ops (Consultant)

abbvie Allergan AstraZeneca BIORA Therapeutics Bristol Myers Squibb deciphera
Deloitte. FINCH THERAPEUTICS intrinsik Laurent PHARMA MERCK VERTEX

Financial Snapshot

Strong Financial Position with Cash to Fund Operations into 2025

$16.4M
Cash
As of June 30, 2023

~$5M
Market Cap[1]

~3M
Volume[1]

1: As of November 2, 2023, with a closing price of $.58 and total number of shares outstanding of 9,217,129

Big Pharma is active in IBD and spending big dollars for earlier stage programs. These value indicators provide solid benchmark for potential value creation.

$10.8 Billion

Prometheus Biosciences Acquired by MERCK

Phase 2a UC | Phase 2a CD

$6.7 Billion

ARENA PHARMACEUTICALS Acquired by Pfizer

Phase 3 UC | Phase 2 CD

~$1 Billion + Royalties

Theravance Biopharma Collaboration with Janssen

Phase 1b/2a UC and CD

~$1 Billion + Royalties

Protagonist Therapeutics Collaboration with Janssen

Phase 2a UC

>$800M + Royalties

assemblybio Licensing Agreement Allergan

Pre-Clinical UC

Investment Summary

Developing novel therapeutics for serious chronic gastrointestinal diseases, with a targeted approach that transforms the treatment landscape

Oral therapeutics addressing UC and CD in high-value IBD market

Growing body of data demonstrating locally acting, locally acting approach improves efficacy and safety

PDE4 target validated by multiple approved products

Demonstrated significant interest from Big Pharma

Sufficient capital to fund operations into 2025



PALISADE BIO

Transforming the Treatment of GI Diseases

Investor Relations:
JTC Team, LLC
833-475-8247
PALI@jtcir.com